SEMI-ANNUAL
REPORT

APRIL 30, 1999

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser

--------------------------------------------------------------------------------
                                                                      ------
                                                                      THE
                                                                      HAVEN
                                                                      FUND
                                                                      ------
--------------------------------------------------------------------------------

(PHOTO)

--------------------------------------------------------------------------------
                                                             LETTER TO INVESTORS
--------------------------------------------------------------------------------
                                                                      April 1999

                                                                      ------
                                                                      THE
                                                                      HAVEN
                                                                      FUND
                                                                      ------

Dear Shareholder:

Most financial market history viewed in retrospect is not very interesting, but sometimes it becomes so unusual as to merit special attention. The late 1920's and again the early 1930's were such times, as were the late 1960's and early 1970's, because in all those times the markets went to extremes. We suspect that the late 1990's are going to prove to be another such time. A narrow band of stocks have lead the stock market to new highs. From the beginning of July 1998 through the end of April 1999, ten stocks accounted for 56% of the gains to the Standard & Poor's 500 Stock Index.<F1> Ten stocks equal 2% of the Index. This was going to an extreme. This extreme made the S&P 500 Index not useful as a measure of the market, which is why we added the Wilshire 4500 Index<F2> to our comparison tables last year. This extreme has also been rooted in emotions rather than fundamentals, which is why it had to eventually become unpinned. We believe that all financial history supports the premise that long-term investment results derive from corporations' fundamentals and not from their images.

An interesting example is the following chart of Leggett & Platt,<F3> one of our holdings, vs. the S&P 500 Index. Leggett & Platt's relative stock performance to the S&P 500 Index peaked in 1998 and declined until recently despite the fact that the company has a superb record of earnings performance that is above average. It increased its dividend 48-fold in the past 27 years, or 15.4% compounded annually, but at April 30 was selling at less than half the price-earnings ratio of the S&P 500 Index. By the standards of fundamental analysis, this does not make sense.

                                     THE HAVEN FUND  |  SEMI-ANNUAL REPORT  |  1

STOCK PERFORMANCE

                                          Rel to S&P Composite
             Leggett & Platt Inc.       Index (500) (Right Scale)
          -------------------------     -------------------------
1/1996              12.00                       .01887
2/1996              11.69                       .01825
3/1996              11.44                       .01772
4/1996              12.88                       .01968
5/1996              14.19                       .02120
6/1996              13.88                       .02069
7/1996              13.00                       .02031
8/1996              14.25                       .02186
9/1996              14.69                       .02137
10/1996             14.94                       .02118
11/1996             15.31                       .02023
12/1996             17.31                       .02337
1/1997              16.06                       .02043
2/1997              17.94                       .02268
3/1997              16.25                       .02146
4/1997              17.38                       .02168
5/1997              18.88                       .02225
6/1997              21.50                       .02429
7/1997              22.69                       .02377
8/1997              21.50                       .02390
9/1997              22.28                       .02352
10/1997             20.88                       .02282
11/1997             21.50                       .02250
12/1997             20.94                       .02158
1/1998              22.59                       .02305
2/1998              25.09                       .02391
3/1998              25.72                       .02334
4/1998              25.97                       .02336
5/1998              25.13                       .02303
6/1998              25.00                       .02205
7/1998              26.81                       .02393
8/1998              20.06                       .02096
9/1998              20.75                       .02040
10/1998             23.38                       .02128
11/1998             22.69                       .01950
12/1998             22.00                       .01790
1/1999              20.37                       .01592
2/1999              20.94                       .01691
3/1999              20.00                       .01555
4/1999              23.06                       .01727


On Monday, April 12 some of the pins supporting the S&P 500 Index came out and stock market leadership changed dramatically. There was a sharp turn toward "value" investing. As a result, through Friday, May 14 your Fund was +9.6% for the year 1999 to date, vs. +9.3% for the S&P 500 and +7.8% for the Wilshire 4500 Index. This is in comparison with the Fund's performance in the fiscal half-year ended April 30 of +14.9%, vs. +22.3% for the S&P 500 Index and +24.2% for the Wilshire 4500 Index. The Fund's energy holdings were a drag on performance in December, January and February and have since recovered. [More complete comparison tables may be found on page 4.]

Our best performing stocks for the fiscal half-year were: Amdocs, Ltd.,<F3> a small Israeli company which has quickly become a world leader in Customer Care and Billing (CC&B) for telecommunications companies; Circuit City Stores,<F3> the electronics retailer; EMC Corp.,<F3> which continues to gain market share in computer storage devices; Avery Dennison,<F3> a diversified manufacturer of tags, labels and analogous products; and Novell, Inc.,<F3> a revamped and recovering provider of computer network solutions.

Our worst performers were: Borders Group,<F3> the bookshop chain which has suffered from the belief that the Internet would drive bookshops out of business (we do not think this will happen); Elan, plc,<F3> an Irish pharmaceutical company whose shares fell when the Food & Drug

2  |  SEMI-ANNUAL REPORT  |  THE HAVEN FUND

Administration requested more data on an important new drug (the new data is being compiled and the drug will be submitted for review in late 1999); Ocean Energy,<F3> an independent oil producer now recovering from the slump in oil and gas prices (Ocean Energy has more than its share of interesting exploration products in North America, Africa and Asia); Diebold, Inc.,<F3> a leading manufacturer of bank equipment whose earnings were affected, temporarily we believe, by a reorganization of their European marketing structure; and Andrew Corp.,<F3> which was affected by a slowdown in capital spending for cellular telephone systems. We have confidence in all these companies.

With thanks for your continued support,

Sincerely,

/S/ Colin C. Ferenbach

Colin C. Ferenbach
President


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

<F1> The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F2> The Wilshire 4500 Index is the Wilshire 5000 Index less the Standard &
     Poor's 500. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Wilshire 4500 uses approximately 6500 security returns to adjust the index. The index was created December 31, 1983 and is made up of 60% NYSE, 37% Nasdaq and 3% AMEX.

<F3> As of April 30, 1999 Leggett & Platt comprised 1.8% of the Fund; Amdocs,
     Ltd. comprised 2.6% of the Fund; Circuit City Stores comprised 2.0% of the Fund; EMC Corp. comprised 6.4% of the Fund; Avery Dennison comprised 2.2% of the Fund; Novell, Inc. comprised 2.2% of the Fund; Borders Group comprised 1.9% of the Fund; Elan, plc comprised 2.3% of the Fund; Ocean Energy comprised 1.7% of the Fund; Diebold, Inc. comprised 2.5% of the Fund; and Andrew Corp. comprised 1.8% of the Fund.

                                    THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |  3

The chart below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partner ship had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                        FOR THE FUND AND THE PARTNERSHIP
                        --------------------------------

                          6/27/84    10/31/84   10/31/89   10/31/94    4/30/99
                         --------    --------   --------   --------   --------
THE HAVEN FUND             10,000      10,707     21,485     37,631     78,915
S&P 500 Stock Index        10,000      11,007     26,959     43,698    135,069
Lipper Growth Fund Index   10,000      10,650     23,733     38,299     96,545
Wilshire 4500 Index        10,000      10,808     22,696     36,934     81,870
--------------------------------------------------------------------------------


                  -------------------------------------------
                    Average Annual Total Return of the Fund
                        FOR PERIODS ENDED APRIL 30, 1999
                  -------------------------------------------
                                                      Since
                                              One   Inception
                                              Year    <F1>
                  -------------------------------------------
                    The Haven Fund             1.3%   18.0%
                  -------------------------------------------
                    S&P 500 Stock Index       21.8%   28.1%
                  -------------------------------------------
                    Lipper Growth Fund Index  19.2%   23.8%
                  -------------------------------------------
                    Wilshire 4500 Index        3.6%   19.8%
                  -------------------------------------------
                    <F1> June 23, 1994

                  -------------------------------------------


--------------------------------------------------------------------------------
            Average Annual Total Return of the Fund and Partnership
                        FOR PERIODS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------
                          One           Five            Ten          Since
                         Year           Year           Year      Inception<F1>
--------------------------------------------------------------------------------
The Haven Fund            1.3%          17.4%          14.6%          14.9%
--------------------------------------------------------------------------------
S&P 500 Stock Index      21.8%          26.8%          18.8%          19.2%
--------------------------------------------------------------------------------
Lipper Growth
Fund Index               19.2%          22.2%          16.6%          16.8%
--------------------------------------------------------------------------------
Wilshire 4500 Index       3.6%          18.2%          14.6%          15.2%
--------------------------------------------------------------------------------
<F1> June 27, 1984

--------------------------------------------------------------------------------

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Growth Fund Index is an unmanaged index comprised of the largest 30 of the 1,197 funds in the Lipper Growth Fund category as of April 30, 1999. Funds included in the category are, by definition, those which normally invest in companies whose long-term earnings are expected to grow significantly faster than the stocks represented in the major unmanaged stock indices.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500.

A direct investment in either the S&P 500 Stock Index, the Lipper Growth Fund Index or the Wilshire 4500 Index is not possible.

Total return calculations reflect fee waivers in effect for 1995 and 1994. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

4  |  SEMI-ANNUAL REPORT  |  THE HAVEN FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

April 30, 1999 (Unaudited)

  Number
of Shares                                                             Value
--------------------------------------------------------------------------------
                    COMMON STOCKS 91.61%

                    AUTO PARTS 2.20%
     20,000         Valeo SA - (FR)                               $  1,692,728
                                                                  ------------

                    BANKS 8.87%
     35,000         Bank One Corp.                                   2,065,000
     45,125         Commerce Bancorp, Inc./NJ                        1,991,141
     15,000         National Australia Bank Ltd. - (AUS)             1,457,812
     15,000         Wachovia Corp.                                   1,318,125
                                                                  ------------
                                                                     6,832,078
                                                                  ------------

                    BUILDING & HOUSING 5.62%
     40,000         Armstrong World Industries, Inc.                 2,190,000
     60,000         Owens Corning                                    2,137,500
                                                                  ------------
                                                                     4,327,500
                                                                  ------------

                    CHEMICALS 3.18%
     20,000         du Pont (E.I.) de Nemours & Co.                  1,412,500
     20,000         Praxair, Inc.                                    1,035,000
                                                                  ------------
                                                                     2,447,500
                                                                  ------------

                    CONSUMER NON-DURABLES 4.26%
     50,000         Alberto-Culver Co.                               1,131,250
     35,000         Kimberly-Clark Corp.                             2,145,938
                                                                  ------------
                                                                     3,277,188
                                                                  ------------

                    DRUG & HOSPITAL SUPPLIES 8.93%
     35,000         Elan Corp. plc - (IRL)<F1>                       1,802,500
     25,000         Johnson & Johnson                                2,437,500
     40,000         Stryker Corp.                                    2,447,500
     20,000         VaxGen, Inc.<F1>                                   190,000
                                                                  ------------
                                                                     6,877,500
                                                                  ------------

                                    THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |  5

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

April 30, 1999 (Unaudited)

  Number
of Shares                                                             Value
--------------------------------------------------------------------------------

                    COMMON STOCKS 91.61% (cont'd.)

                    ELECTRICAL EQUIPMENT 1.50%
     23,000         Grainger (W.W.), Inc.                         $  1,154,312
                                                                  ------------

                    FURNISHINGS & APPLIANCES 4.09%
     60,000         Leggett & Platt, Inc.                            1,383,750
     60,000         Masco Corp.                                      1,762,500
                                                                  ------------
                                                                     3,146,250
                                                                  ------------

                    INFORMATION TECHNOLOGY 16.97%
     40,000         Computer Associates International, Inc.          1,707,500
     45,000         EMC Corp./Mass.<F1>                              4,902,188
     30,000         Hewlett-Packard Co.                              2,366,250
     75,000         Molex, Inc.                                      2,418,750
     75,000         Novell, Inc.<F1>                                 1,668,750
                                                                  ------------
                                                                    13,063,438
                                                                  ------------

                    MACHINERY 6.40%
     70,000         Dover Corp.                                      2,585,625
    505,530         Rolls-Royce plc - (UK)                           2,344,185
                                                                  ------------
                                                                     4,929,810
                                                                  ------------

                    MISCELLANEOUS INDUSTRIALS 4.72%
     25,000         Avery Dennison Corp.                             1,706,250
     80,000         Diebold, Inc.                                    1,925,000
                                                                  ------------
                                                                     3,631,250
                                                                  ------------

                    OIL - DOMESTIC 3.59%
     60,000         Burlington Resources, Inc.                       2,763,750
                                                                  ------------

                    OIL - INTERNATIONAL 7.09%
    140,000         Ocean Energy, Inc.<F1>                           1,303,750
     36,000         Royal Dutch Petroleum Co. - (NETH)               2,112,750
     30,000         Total SA - (FR)                                  2,040,000
                                                                  ------------
                                                                     5,456,500
                                                                  ------------

6  |  SEMI-ANNUAL REPORT  |  THE HAVEN FUND

--------------------------------------------------------------------------------
                                               STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

April 30, 1999 (Unaudited)

  Number
of Shares                                                             Value
--------------------------------------------------------------------------------
                    COMMON STOCKS 91.61% (cont'd.)

                    OIL WELL EQUIPMENT & SERVICES 2.07%
     25,000         Schlumberger, Ltd.                            $  1,596,875
                                                                  ------------

                    REAL ESTATE INVESTMENT TRUSTS 2.39%
     50,000         General Growth Properties, Inc.                  1,840,625
                                                                  ------------

                    RETAILING 3.87%
    100,000         Borders Group, Inc.<F1>                          1,443,750
     25,000         Circuit City Stores - Circuit City Group         1,537,500
                                                                  ------------
                                                                     2,981,250
                                                                  ------------

                    TELECOMMUNICATIONS 4.43%
     75,000         Amdocs Ltd. - (ISR)<F1>                          2,015,625
    100,000         Andrew Corp.<F1>                                 1,393,750
                                                                  ------------
                                                                     3,409,375
                                                                  ------------

                    TRANSPORTATION 1.43%
     40,000         TNT Post Group NV - (NETH)                       1,097,500
                                                                  ------------

                    Total Common Stocks
                    (cost $44,097,387)                              70,525,429
                                                                  ------------

                                    THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |  7

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

April 30, 1999 (Unaudited)

Par (000)/
  Shares                                                              Value
--------------------------------------------------------------------------------
                    CONVERTIBLE BOND 2.16%
     $1,500         Bell Atlantic, 4.25%, 9/15/05
                    (cost $1,733,367)                             $  1,661,715
                                                                  ------------

                    COMMERCIAL PAPER 2.59%
      2,000         American Express Credit Corp., 4.78%, 5/4/99
                    (cost $1,999,203)                                1,999,203
                                                                  ------------

                    SHORT-TERM INVESTMENT 2.28%
  1,755,421         Temporary Investment Fund
                    (cost $1,755,421)                                1,755,421
                                                                  ------------

                    TOTAL INVESTMENTS 98.64%
                    (cost $49,585,378<F2>)                         $75,941,768
                                                                  ------------

Other Assets in Excess of Liabilities 1.36%                          1,044,387
                                                                  ------------

Net Assets applicable to 5,213,582 Shares of Common
Stock issued and outstanding 100.00%                               $76,986,155
                                                                  ============

Net Asset Value, offering and redemption price
per share ($76,986,155/5,213,582)                                       $14.77
                                                                  ============

The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
                    Gross appreciation.......    $27,653,210
                    Gross depreciation.......    (1,296,820)
                                             ---------------
                    Net appreciation.........$26,356,390<F2>
                                             ===============

<F1> Non-income producing securities.
<F2> Also cost for federal income tax purposes.

     COUNTRY ABBREVIATIONS
       (AUS) - Australia      (ISR) - Israel
       (FR) - France          (NETH) - Netherlands
       (IRL) - Ireland        (UK) - United Kingdom

                       See Notes to Financial Statements.

8  |  SEMI-ANNUAL REPORT  |  THE HAVEN FUND

--------------------------------------------------------------------------------
                                                          TOP TEN STOCK HOLDINGS
--------------------------------------------------------------------------------

                   -----------------------------------------
                               34.6% of the Fund
                   -----------------------------------------
                   EMC Corp./Mass.                      6.4%
                   -----------------------------------------
                   Burlington Resources, Inc.           3.6%
                   -----------------------------------------
                   Dover Corp.                          3.4%
                   -----------------------------------------
                   Johnson & Johnson                    3.2%
                   -----------------------------------------
                   Stryker Corp.                        3.2%
                   -----------------------------------------
                   Hewlett-Packard Co.                  3.1%
                   -----------------------------------------
                   Molex, Inc.                          3.1%
                   -----------------------------------------
                   Rolls-Royce plc                      3.0%
                   -----------------------------------------
                   Armstrong World Industries, Inc.     2.8%
                   -----------------------------------------
                   Kimberly-Clark Corp.                 2.8%
                   -----------------------------------------
                   TOTAL                               34.6%
                   -----------------------------------------

--------------------------------------------------------------------------------
                                                       PERCENT OF TOTAL EQUITIES
--------------------------------------------------------------------------------

BY COUNTRY
(Unaudited)
------------------------
United States     79.3%
------------------------
France             5.3%
------------------------
Netherlands        4.5%
------------------------
United Kingdom     3.3%
------------------------
Israel             2.9%
------------------------
Ireland            2.6%
------------------------
Australia          2.1%
------------------------

                                    THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |  9

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 1999 (Unaudited)

INVESTMENT INCOME:
Dividends                                                             $423,063
Interest                                                               139,846
-------------------------------------------------------------------------------
     Total Investment Income                                           562,909
-------------------------------------------------------------------------------

OPERATING EXPENSES:
Investment advisory fees                                               230,454
Distribution fees                                                       79,122
Administration and accounting fees                                      49,589
Amortization of organizational costs                                    25,137
Transfer agent fees                                                     23,540
Legal fees                                                              21,718
Trustees' fees and expenses                                             13,884
Custodian fees                                                          13,759
Audit fees                                                              11,721
Printing fees                                                           10,146
Blue Sky fees                                                            9,645
Insurance fees                                                           9,148
Miscellaneous expenses                                                   2,665
-------------------------------------------------------------------------------
     Total Expenses                                                    500,528
-------------------------------------------------------------------------------

Net Investment Income                                                   62,381
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
     Investments                                                     3,013,800
     Foreign currency transactions                                     (8,431)
NET INCREASE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments                                                     7,520,191
     Translation of assets and liabilities in foreign currency           (658)
-------------------------------------------------------------------------------
Net realized and unrealized gain from
  investments and foreign currency                                  10,524,902
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $10,587,283
===============================================================================

                       See Notes to Financial Statements.

10  |  SEMI-ANNUAL REPORT |   THE HAVEN FUND

--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       SIX MONTHS        YEAR
                                                         ENDED          ENDED
                                                     APRIL 30, 1999  OCTOBER 31,
                                                      (UNAUDITED)        1998
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                     $62,381     $413,175
Net realized gain on investments and foreign
  currency transactions                                 3,005,369    8,045,865
Net change in unrealized appreciation (depreciation)
  on investments and translation of other assets and
  liabilities denominated in foreign currencies         7,519,533  (8,092,076)
--------------------------------------------------------------------------------
     Net increase in net assets from operations        10,587,283      366,964
--------------------------------------------------------------------------------

DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                              (161,414)    (448,301)
From net realized gains                               (8,050,675)  (7,848,458)
--------------------------------------------------------------------------------
     Total dividends paid to shareholders             (8,212,089)  (8,296,759)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                 633,203    2,772,497
Value of shares issued in reinvestment of dividends     5,915,125    6,023,822
Cost of shares redeemed                               (9,627,666)  (7,944,801)
--------------------------------------------------------------------------------
     Increase (decrease) in net assets from
     capital share transactions                       (3,079,338)      851,518
--------------------------------------------------------------------------------
     Total decrease in net assets                       (704,144)  (7,078,277)
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                    77,690,299   84,768,576
--------------------------------------------------------------------------------
End of period                                         $76,986,155  $77,690,299
================================================================================

                       See Notes to Financial Statements.

                                    THE HAVEN FUND  |  SEMI-ANNUAL REPORT  |  11

FINANCIAL HIGHLIGHTS


                                             SIX MONTHS        YEAR           YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
(For a Share Outstanding                   APRIL 30, 1999    OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,       OCT. 31,
Throughout each Period)                     (UNAUDITED)        1998           1997           1996           1995         1994<F1>
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                      $14.29         $15.83         $14.04         $11.67         $10.65         $10.00
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE FROM INVESTMENT
  OPERATIONS:
Net investment income                              0.01           0.08           0.06           0.08           0.12           0.04
Net realized and unrealized
  gains (losses) on investments
  and foreign currency transactions                1.99         (0.02)           3.13           3.07           1.28           0.61
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations              2.00           0.06           3.19           3.15           1.40           0.65

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
  From net investment income                     (0.03)         (0.08)         (0.05)         (0.08)         (0.15)              -
  From net realized gains                        (1.49)         (1.52)         (1.35)         (0.70)         (0.23)              -
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions to
        shareholders                             (1.52)         (1.60)         (1.40)         (0.78)         (0.38)              -

NET ASSET VALUE, END OF PERIOD                   $14.77         $14.29         $15.83         $14.04         $11.67         $10.65
===================================================================================================================================

TOTAL RETURN                                 14.87%<F4>          0.29%         24.90%         28.25%         13.65%      6.50%<F4>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000s)             $76,986        $77,690        $84,769        $67,096        $55,579        $45,332
Ratios of expenses to average
  net assets                                  1.30%<F3>          1.26%          1.33%          1.59%      1.53%<F2>  1.20%<F2><F3>
Ratios of net investment income
  to average net assets                       0.16%<F3>          0.50%          0.78%          0.58%      1.14%<F2>  1.10%<F2><F3>
Portfolio turnover rate                             19%            59%            57%            67%            77%            27%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> The Haven Fund commenced operations on June 23, 1994.
<F2> Without fee waivers, the ratio of expenses to average daily net assets would have been 1.59% and 1.43% (annualized) and the ratio of net investment income to average daily net assets would have been 1.08% and 0.87% (annualized), for the year ended October 31, 1995 and the period ended October 31, 1994, respectively.
<F3> Annualized.
<F4> Total return for periods less than one year are not annualized.

                       See Notes to Financial Statements.

12  |  SEMI-ANNUAL REPORT |  THE HAVEN FUND

--------------------------------------------------------------------------------
                                                  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts and certain securities sold at a loss or gain.

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

                                   THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |  13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------

f) ORGANIZATION COSTS: Costs incurred in connection with the Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 1999, the Fund did not hold any financial instruments with off-balance sheet risk.

4. FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the Adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the six months ended April 30, 1999, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

The Fund also pays Hewes Communications, Inc. a monthly fee of $3,500 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

14  |  SEMI-ANNUAL REPORT |  THE HAVEN FUND

--------------------------------------------------------------------------------
                                        NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC Inc. ("PFPC") a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

e) CUSTODIAN FEES: PFPC Trust Company and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PFPC Trust Company a fee, at the annual rate of 0.0175% of the Fund's first $100,000,000 of average gross assets; 0.015% of the next $400,000,000 of average gross assets; 0.0125% of the next $500,000,000 of average gross assets; and 0.01% of the average gross assets in excess of $1,000,000,000 (exclusive of out-of-pocket expenses and transaction charges). The minimum monthly fee is $1,500 (exclusive of out-of-pocket expenses and transaction charges). The Fund pays Chase Manhattan Bank, N.A. an account fee of $5,000 per year and an asset based fee derived from the ending market value of foreign held securities (exclusive of transaction charges).

5. CAPITAL STOCK
The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the six months ended April 30, 1999, and the year ended October 31, 1998, were as follows:

                                                       1999            1998
--------------------------------------------------------------------------------
Sale of shares                                         45,820         188,218
Shares issued to shareholders in
  reinvestment of dividends                           434,616         415,829
Shares repurchased                                  (704,240)       (522,892)
--------------------------------------------------------------------------------
Net increase (decrease)                             (223,804)          81,155
Shares outstanding:
  Beginning of period                               5,437,386       5,356,231
--------------------------------------------------------------------------------
  End of period                                     5,213,582       5,437,386
================================================================================


                                   THE HAVEN FUND  |   SEMI-ANNUAL REPORT  |  15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------

6. COMPONENTS OF NET ASSETS

At April 30, 1999, Net Assets consisted of the following:
--------------------------------------------------------------------------------
Capital paid-in                                                     $47,619,778
Accumulated net realized gain on investments
   and foreign currency transactions                                  2,931,400
Undistributed net investment income                                      78,830
Net unrealized appreciation of investments                           26,356,390
Net unrealized depreciation on foreign currency transactions              (243)
--------------------------------------------------------------------------------
                                                                    $76,986,155
================================================================================


7. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 1999, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $13,613,487 and $22,989,124, respectively.

16  |  SEMI-ANNUAL REPORT |  THE HAVEN FUND

                                        |  THIS PAGE INTENTIONALLY LEFT BLANK  |

|  THIS PAGE INTENTIONALLY LEFT BLANK  |

THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.

HA4100699